As filed with the Securities and Exchange Commission on July 3, 2014

Securities Act File No. 333-152915
Investment Company Act File No. 811-22227

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Post-Effective Amendment No. 29	|X|
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 31	|X|
(Check appropriate box or boxes.)

INDEXIQ ETF TRUST
(Exact Name of Registrant as Specified in Charter)

800 Westchester Avenue
Suite S710
Rye Brook, NY 10573
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (914) 697-4946

Adam S. Patti
IndexIQ Advisors LLC
800 Westchester Avenue
Suite S710
Rye Brook, NY 10573
(Name and Address of Agent for Service)

With a copy to:

Kathleen H. Moriarty, Esq.
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York 10022

Approximate Date of Proposed Public Offering:

o	immediately upon filing pursuant to paragraph (b).
o	on [date] pursuant to paragraph (b).
o	60 days after filing pursuant to paragraph (a)(1).
o	on [date] pursuant to paragraph (a)(1).
x	75 days after filing pursuant to paragraph (a)(2).
o	on [date] pursuant to paragraph (a)(2).

If appropriate, check the following box:

o	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, no par value.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission (“SEC”) is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus

Subject to Completion, dated July 3, 2014

PROSPECTUS | [__], 2014

IndexIQ ETF Trust

IQ Private Equity Tracker ETF ([___])

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured | May Lose Value | No Bank Guarantee

IndexIQ ETF Trust (the “Trust”) is a registered investment company that consists of separate investment portfolios called “Funds.” This Prospectus relates to the following Fund:

Name	CUSIP	Symbol
IQ Private Equity Tracker ETF	[__]	[__]

The Fund is an exchange-traded fund (“ETF”). This means that shares of the Fund are listed on the NYSE Arca and trade at market prices. The market price for a Fund’s shares may be different from its net asset value per share (the “NAV”). The Fund has its own CUSIP number and exchange trading symbol.

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Summary Information

IQ Private Equity Tracker ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Private Equity Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker which are not reflected in the table set forth below.

Shareholder Fees (fees paid directly from your investment):

No shareholder fees are levied by the Fund for purchases and sales made on the Secondary Market.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	[__]	%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	[__]	%
Acquired Fund Fees & Expenses(a)	[__]	%

Total Annual Fund Operating Expenses(a)	[__]	%

(a)	The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees & Expenses. Acquired Fund Fees & Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[__]	$[__]
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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly organized and, as of the date of the Prospectus, has not had any portfolio turnover.

Principal Investment Strategies

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index, which was developed by Financial Development Holdco LLC (“IndexIQ”), the parent company of IndexIQ Advisors LLC, the Fund’s investment advisor (the “Advisor”). The Underlying Index seeks to track the “beta” portion of the returns (i.e., that portion of the returns of private equity funds that are non-idiosyncratic, or unrelated to manager skill) of private equity funds pursuing a strategy of U.S. public company buyouts (the “Strategy”). Private equity firms typically take public companies private by conducting buyouts of public companies that result in the delisting of public equity. Many private equity firms conduct what are known as leveraged buyouts (LBOs) in which debt is issued to fund a company purchase. Private equity firms will then try to improve the financial results and prospects of the company in the hope of later reselling the company to another firm or cashing out via an IPO.

Under normal circumstances, the Fund invests at least 80% of its net assets (excluding collateral held from securities lending), plus the amount of any borrowings for investment purposes, in the components that make up its Underlying Index (the “Underlying Index Components”). Such Underlying Index Components will include primarily U.S. small-capitalization equities and may also include ETFs, other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The Fund may also invest in one or more financial instruments, including but not limited to futures contracts and swap agreements (collectively, “Financial Instruments”).

The Underlying Index may include both long and short positions in securities, including, without limitation, U.S. small-capitalization equities and ETPs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling (or “selling short”) is a technique used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying the identical security back at a later date to return to that third party. The basic principle of short selling is that one can profit by selling a security now at a high price and later buying it back at a lower price. The short seller hopes to profit from a decline in the price of the security between the sale and the repurchase, as the seller will pay less to buy the security than it received on selling the security.

The Underlying Index generally is based on the premise that private equity fund returns, when aggregated among private equity funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as private equity funds generally, IndexIQ seeks to replicate the beta return characteristics of private equity funds.

The Underlying Index Components of this Strategy generally provide exposures to:

  U.S. consumer discretionary sector small-capitalization equities;
  U.S. consumer staples sector small-capitalization equities;
  U.S. energy sector small-capitalization equities;
  U.S. financials sector small-capitalization equities;
  U.S. health care sector small-capitalization equities;
  U.S. industrials small-capitalization equities;
  U.S. information technology sector small-capitalization equities;
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  U.S. materials sector small-capitalization equities;
  U.S. utilities sector small-capitalization equities;
  U.S. mid-capitalization equities;
  U.S. government short- and intermediate-term maturity obligations; and
  U.S. convertible debt.

The Underlying Index is unlike traditional market-oriented indexes like the Standard & Poor’s 500® Composite Stock Total Return Index (the “S&P 500 Index”). Instead of tracking the performance of publicly-traded issuers representing a market or industry sector, the Underlying Index seeks to track the returns of private equity fund managers. The Fund does not invest in private equity funds, and the Underlying Index does not include private equity funds as Underlying Index Components. The Fund is not a fund of private equity funds.

For additional information about the Fund’s principal investment strategies, see “Additional Description of the Principal Strategies of the Fund.”

Principal Risks

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. As with all investments, you may lose money in the Fund. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Additional Description of the Principal Risks of the Fund.”

Small- and Mid-Capitalization Companies Risk

The Fund invests in the securities of small-capitalization companies, the value of which may be more volatile than those of larger companies.

Long/Short Risk

There is no guarantee that the returns on the Fund’s long or short, if any, positions will produce positive returns, and the Fund could lose money if either or both positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, as a result, suffer losses that exceed the amount invested in those assets.

Short Sales Risk

Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited downside potential.

Index Risk

The Underlying Index may not be successful in replicating the performance of its target strategies.

Tracking Error Risk

Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons.

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Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels or it could ultimately liquidate.

Trading Price Risk

Although it is expected that generally the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Performance Information

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once it has annual returns for a full calendar year. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Investment Advisor

IndexIQ Advisors LLC (the “Advisor”) serves as the investment advisor to the Fund.

Portfolio Manager

The professionals primarily responsible for the day-to-day management of the Fund are Paul (Teddy) Fusaro and Greg Barrato. Mr. Fusaro, who is Senior Vice President of the Advisor, has been a portfolio manager of the Fund since its inception and Mr. Barrato, who is Senior Vice President of the Advisor, has been a portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at net asset value (“NAV”), only in blocks of 50,000 Shares or whole multiples thereof (“Creation Units”). The Fund’s Creation Units are issued and redeemed principally in-kind for securities included in the Fund. Retail investors may acquire Shares on NYSE Arca, Inc. through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Overview

The Trust is an investment company consisting of a number of separate investment portfolios (each, a “Fund” and together, the “Funds”) that are exchange-traded funds (“ETFs”). ETFs are index funds whose shares are listed on a stock exchange and traded like equity securities at market prices. ETFs, such as the Funds, allow you to buy or sell shares that represent the collective performance of a selected group of securities. ETFs are designed to add the flexibility, ease and liquidity of stock-trading to the benefits of traditional index fund investing. The investment objective of [each] Fund is to replicate as closely as possible, before fees and expenses, the price and yield performance of a particular index ([each, an] “Underlying Index”) developed by Financial Development Holdco LLC (“IndexIQ”), the parent company of the Funds’ investment advisor.

This Prospectus provides the information you need to make an informed decision about investing in the Fund. It contains important facts about the Trust as a whole and the Fund in particular.

IndexIQ Advisors LLC (the “Advisor”) is the investment advisor to the Fund.

Premium/Discount Information

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the quarters since that year will be available without charge on the Fund’s website at www.indexiq.com.

Additional Description of the Principal Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of its net assets (excluding collateral held from securities lending), plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology of such Underlying Index. Such Underlying Index Components will include, primarily, U.S. small-capitalization equities and may also include ETFs, other exchange-traded vehicles issuing equity securities organized in the U.S. such as exchange-traded commodity pools (“ETVs”), and exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The Fund may also invest in futures contracts, swap agreements, forward contracts, reverse repurchase agreements, options on securities, indices and futures contracts, and other financial instruments (collectively, “Financial Instruments”). The ETPs, if any, that constitute the Fund’s investments are collectively referred to as “Underlying ETPs.”

The Underlying Index generally is based on the premise that private equity fund returns, when aggregated among private equity funds with similar investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes as private equity funds generally, IndexIQ seeks to replicate the beta return characteristics of the private equity funds using a given hedge fund investment style (the “Strategy”). By attempting to replicate beta return characteristics, IndexIQ is trying to generate total return and volatility results of a broad-based private equity fund Strategy over a 12 to 36 month period of time, and not on a daily basis, that are substantially similar to the Strategy’s returns as publicly reported by third parties unaffiliated with the Fund or the Advisor.

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The Underlying Index Components provide exposure to broad asset classes that include but are not limited to: U.S. small-capitalization equities, including those in the U.S. consumer discretionary, U.S. consumer staples, U.S. energy, U.S. financials, U.S. health care, U.S. industrials, U.S. information technology, U.S. materials, and U.S. utilities sectors; U.S. mid-capitalization equities; U.S. government fixed-income securities; and U.S. convertible debt.

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor believes will help the Fund track its Underlying Index. For example, the Fund may hold the underlying portfolio constituents of one or more Underlying ETPs composing its Underlying Index, or a representative sample thereof. The Fund may also purchase ETPs that are not Underlying Index Components. Furthermore, the Fund may invest in one or more Financial Instruments. As an example of the use of such Financial Instruments, the Fund may use total return swaps on the indexes on which the Underlying ETPs are based, on the underlying securities or other constituents of such Underlying ETPs, or on the Underlying ETPs or other Underlying Index Components themselves, in order to achieve exposures to investment strategies and/or asset class exposures that are similar to those of the Underlying Index.

The Underlying Index Components that are eligible for inclusion in the Underlying Index include (i) stocks listed on one of the major U.S. exchanges – New York Stock Exchange (the “NYSE”), the NYSE Arca, the NYSE Alternext US (formerly known as the American Stock Exchange, LLC), and the NASDAQ (each, an “Exchange”) – with a minimum average market capitalization of $150 million for the prior 90 days and as of the Underlying Index rebalance date and (ii) domestic ETPs that have at least $50 million in assets under management as of the Underlying Index’s most recent reconstitution date and are traded on an Exchange. The Underlying Index Components are selected for inclusion in the Underlying Index using a rules-based process that determines whether their investment strategies and asset class exposures match or substantially match those of the Strategy. After the Underlying Index Components are selected, they are weighted within the Underlying Index by applying a quantitative process that measures, on a historical basis, the relationship of the returns of the Underlying Index to the Strategy it is seeking to replicate in order to arrive at the relative Underlying Index Component weights that are most similar to the Underlying Index’s investment objective.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, IndexIQ conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to IndexIQ’s rules-based process.

The Underlying Index is unlike traditional market-oriented indexes like the S&P 500 Index. Instead of tracking the performance of publicly-traded issuers representing a market or industry sector, the Underlying Index seeks to track the returns of private equity funds pursuing a strategy of U.S. public company buyouts. The Fund does not invest in private equity funds, and the Underlying Index does not include private equity funds as Underlying Index Components. The Fund is not a fund of private equity funds.

The Fund may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. A fund using a Representative Sampling strategy generally will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Underlying Index as a whole.

To the extent that the Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

As Fund cash flows permit, the Advisor may use cash flows to adjust the weights of the Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its Underlying Index.

To the extent the Advisor to the Fund makes investments on behalf of the Fund that are regulated by the Commodities Futures Trading Commission, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Advisor has filed a notice of eligibility for exclusion from the definition of the term

“commodity pool operator” in accordance with Rule 4.5 and is therefore not subject to registration as a commodity pool operator under the CEA.

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Additional Description of the Principal Risks of the Fund

Investors in the Fund should carefully consider the risks of investing in the Fund as set forth in its Summary Information section under “Principal Risks.” To the extent such risks apply, they are discussed hereunder in greater detail.

Small- and Mid-Capitalization Companies Risk

Stock prices of small- or mid-capitalization companies may be more volatile than those of larger companies. Stock prices of small- and mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies in particular may be thinly traded, making it difficult to buy and sell them. In addition, small- and mid-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small- and mid-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Long/Short Risk

The Fund seeks long exposure to certain securities and may seek short exposure to certain other securities. There is no guarantee that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

Short Sales Risk

Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited downside potential.

Exchange-Traded Product Risk

Unlike an investment in a mutual fund, the value of a Fund’s investment in ETPs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or delistings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

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Index Risk

The Underlying Index may not be successful in replicating the performance of its target strategies. There is a risk that private equity fund return data provided by third party private equity fund data providers may be inaccurate or may not accurately reflect private equity fund returns due to survivorship bias, self-reporting bias or other biases. In constructing the underlying strategies of the Underlying Index, IndexIQ may not be successful in replicating the target returns.

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

New Fund Risk

The IQ Private Equity Tracker ETF is a new fund. As new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Trading Price Risk

It is expected that the shares of the Fund (in each case, “Shares”) will be listed for trading on NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Additional Investment Strategies

The Fund will normally invest at least 80% of its net assets (excluding collateral held from securities lending), plus the amount of any borrowings for investment purposes, in Underlying Index Components that comprise its Underlying Index. In addition, the Fund may invest up to 20% of its net assets in securities not included in its Underlying Index, but which the Advisor believes will help the Fund track its Underlying Index. The Fund may also invest in money market instruments, including short-term debt instruments and repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), rather than Underlying Index Components, when it would be more efficient or less expensive for the Fund to do so, or as cover for Financial Instruments, for liquidity purposes, or to earn interest. The

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Fund may invest directly, or indirectly through ETPs, in foreign companies, including companies in emerging markets, to the extent that the Underlying Index Components directly or indirectly include such companies. Similarly, the Fund may also invest directly, or indirectly through ETPs, in U.S. companies of any market capitalization to the extent the Underlying Index is exposed to them. Swaps may be used by the Fund to seek performance that corresponds to its Underlying Index and to manage cash flows. The Advisor anticipates that it may take approximately two business days (i.e., each day the NYSE is open for trading) for additions and deletions to the Fund’s Underlying Index to be reflected in the portfolio composition of that Fund.

The Fund may invest directly in fixed income securities, including ETNs, rather than investing in ETFs and ETVs that hold fixed income securities. In such event, the Fund will be exposed to the same risks as the ETFs and ETVs that hold fixed income securities. See “Risk of Underlying ETPs.”

Each of the policies described herein, including the investment objective of the Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”) under “Investment Restrictions.”

Securities Lending

The Fund may lend its portfolio securities. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

Additional Risks

Trading Issues

Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Fluctuation of Net Asset Value

The NAV of a Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE. The Advisor cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Underlying Index trading individually or in the aggregate at any point in time. However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Advisor believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Industry Concentration Risk

The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry.

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The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

Foreign Risk

In the event the Fund invests in foreign markets, through direct investment in a foreign security, through direct investment in a foreign Underlying ETP or through the investment policies of an Underlying ETP, it will be subject to risk of loss not typically associated with domestic markets. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greater when the Fund invests in emerging markets. Foreign currency transactions, in addition to counterparty risk, are subject to the risk that currency exchange rates may fluctuate significantly, for a variety of reasons, over short periods of time causing the Fund’s NAV to fluctuate as well.

Underlying Funds Risk

Investment in the Underlying ETPs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Tracking Error Risk; Replication Management Risk; Convertible Securities Risk; Small- and Mid-Capitalization Companies Risk; Equity Securities Risk; Fixed-Income Securities Risk; Leverage Risk; Call Risk; Credit/Default Risk; Derivatives Risk; Counterparty Risk; and Liquidity Risk. See “Risks of Underlying ETPs.”

Risk of Underlying ETPs

Investments in the Fund are subject to the risks associated with an investment in the Underlying ETPs. In addition to the risks described above, the following risks should also be considered when making an investment in the Fund. See also the section on “Additional Risks” for other risk factors.

  Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, an Underlying ETP is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Underlying ETP’s net investment income.

  Counterparty Risk

Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions. In those instances, an Underlying ETP will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying ETP will sustain losses.

  Convertible Securities Risk

Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

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  Credit/Default Risk

Credit and default risk exists where an issuer or guarantor of fixed-income securities (including ETNs) held by an Underlying ETP may default on its obligation to pay interest and repay principal. Lower rated securities typically present greater risk of default with high yield or “junk” bonds presenting the greatest risk.

  Derivatives Risk

A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Certain Underlying ETPs may invest in certain types of derivatives contracts, including futures, options and swaps. Derivatives are subject to a number of risks based on the structure of the underlying instrument and the counterparty to the derivatives transaction. These risks include leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, counterparty risk and management risk.

  Equity Securities Risk

The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  Fixed-Income Securities Risk

All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

The prices of fixed-income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed-income securities owned or issued by an Underlying ETP would adversely affect the trading price of the Underlying ETP’s shares. This “market risk” is usually greater among fixed-income securities with longer maturities or durations.

  Index Risk

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index. An Underlying ETP may not be fully invested at times, either as a result of cash flows into the Underlying ETP or reserves of cash held by the Underlying ETP to meet redemptions and expenses. If an Underlying ETP utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on its underlying index, as would be the case if it purchased all of the stocks in its underlying index with the same weightings as the underlying index.

  Leverage Risk

Leverage, including borrowing, may cause an Underlying ETP to be more volatile by magnifying the Underlying ETP’s gains or losses than if the Underlying ETP had not been leveraged. The use of leverage may cause the

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Underlying ETP to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

  Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. If an Underlying ETP invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Underlying ETP because the Underlying ETP may be unable to sell the illiquid securities at an advantageous time or price.

  Market Risk

The market price of Underlying ETPs owned by the Fund may go up or down, sometimes rapidly or unpredictably. Underlying ETPs may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Overall Underlying ETP values could decline generally or could underperform other investments.

  Market Trading Risk

An investment in an Underlying ETP involves risks similar to those of investing in any fund of equity securities, fixed-income securities and/or commodities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying ETPs.

  Replication Management Risk

Unlike many investment companies, the Underlying ETPs are not “actively” managed. Therefore, they would not necessarily sell a stock or bond because the stock’s or bond’s issuer was in financial trouble unless that stock or bond is removed from its underlying index.

  Tracking Error Risk

An Underlying ETP’s performance may not match its underlying index during any period of time. Although each Underlying ETP attempts to track the performance of its underlying index, the Underlying ETP may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to management risk, liquidity risk and new fund risk, as well as Underlying ETP expenses, which the underlying index does not incur. Additionally, the historical performance data of each underlying index is not predictive of future results.

Tax Risk

The tax treatment of derivatives is unclear for purposes of determining the Fund’s tax status. In addition, the Fund’s transactions in derivatives may result in the Fund realizing more short-term capital gains and ordinary income that are subject to higher ordinary income tax rates than if it did not engage in such transactions.

Securities Lending

Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

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Shares Are Not Individually Redeemable

Shares may be redeemed by the Fund only in large blocks known as “Creation Units” which are expected to be worth in excess of one million dollars each. The Trust may not redeem Shares in fractional Creation Units. Only certain large institutions that enter into agreements with the Distributor are authorized to transact in Creation Units with the Fund. These entities are referred to as “Authorized Participants.” All other persons or entities transacting in Shares must do so in the Secondary Market.

Absence of Prior Active Market

Although Shares are approved for listing and have been trading on the NYSE Arca, there can be no assurance that an active trading market will continue to develop and be maintained for the Shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.

Please refer to the SAI for a more complete discussion of the risks of investing in Shares.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary Secondary Market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that the Fund’s prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Creation and Redemption of Creation Units

The Fund issues and redeems Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units.” A Creation Unit is comprised of 50,000 Shares. The number of Shares in a Creation Unit will not change, except in the event of a share split, reverse split or similar revaluation. The Fund may not issue fractional

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Creation Units. To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank or other entity that is an Authorized Participant. An Authorized Participant is either (1) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”), or (2) a participant of DTC (a “DTC Participant”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (a “Participation Agreement”). Because Creation Units cost over one million dollars each, it is expected that only large institutional investors will purchase and redeem Shares directly from the Fund in the form of Creation Units. In turn, it is expected that institutional investors who purchase Creation Units will break up their Creation Units and offer and sell individual Shares in the Secondary Market.

Retail investors may acquire Shares in the Secondary Market (not from the Fund) through a broker or dealer. Shares are listed on the NYSE Arca and are publicly traded. For information about acquiring Shares in the Secondary Market, please contact your broker or dealer. If you want to sell Shares in the Secondary Market, you must do so through your broker or dealer.

When you buy or sell Shares in the Secondary Market, your broker or dealer may charge you a commission, market premium or discount or other transaction charge, and you may pay some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

The creation and redemption processes set forth below are summaries, and the summaries only apply to shareholders who purchase or redeem Creation Units (they do not relate to shareholders who purchase or sell Shares in the Secondary Market). Authorized Participants should refer to their Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

Buying and Selling Shares in the Secondary Market

Most investors will buy and sell Shares of the Fund in Secondary Market transactions through brokers. Shares of each Fund will be listed for trading on the Secondary Market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the Secondary Market on each leg of a round trip (purchase and sale) transaction.

Share prices are reported in dollars and cents per Share. For information about buying and selling Shares in the Secondary Market, please contact your broker or dealer.

Book Entry

Shares of the Fund are held in book-entry form and no stock certificates are issued. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or

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to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form for any publicly-traded company. Specifically, in the case of a shareholder meeting of a Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide.

Management

The Board of Trustees of the Trust is responsible for the general supervision of the Fund. The Board of Trustees appoints officers who are responsible for the day-to-day operations of the Fund.

Investment Advisor

The Advisor has been registered as an investment advisor with the SEC since August 2007 and is a wholly-owned indirect subsidiary of IndexIQ. The Advisor’s principal office is at 800 Westchester Avenue, Suite S-710, Rye Brook, New York 10573. As of March 31, 2014, the Advisor had approximately $1.2 billion in assets under management.

The Advisor has overall responsibility for the general management and administration of the Trust. The Advisor provides an investment program for the Fund. The Advisor has arranged for custody, fund administration, transfer agency and all other non-distribution related services necessary for the Fund to operate.

As compensation for its services and its assumption of certain expenses, the Fund pays the Advisor a management fee equal to [___]% of the Fund’s average daily net assets that is calculated daily and paid monthly. The Advisor may voluntarily waive any portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

The Advisor serves as advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Advisory Agreement was approved by the Independent Trustees of the Trust at its annual meeting. The basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Trust’s Annual Report for the period ended April 30, 2014.

Under the Advisory Agreement, the Advisor agrees to pay all expenses of the Trust, except brokerage other transaction expenses; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and the Trust’s chief compliance officer; extraordinary expenses; distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor hereunder.

The Advisor and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund also may invest. The Advisor does not use inside information in making investment decisions on behalf of the Fund.

Portfolio Management

The Advisor acts as portfolio manager for the Fund. The Advisor will supervise and manage the investment portfolios of the Fund and will direct the purchase and sale of the Fund’s investment securities. The Advisor utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to

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review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolios are Paul (Teddy) Fusaro and Greg Barrato.

Teddy Fusaro has been Senior Vice President of the Advisor since he joined the Advisor in August 2013 and portfolio manager of the Fund since its inception. Prior to joining the Advisor, Mr. Fusaro served as Vice President, Trader and Portfolio Manager at Rafferty Asset Management LLC from 2009 to 2013 and as Analyst at Goldman Sachs & Co. from 2007 to 2009. Mr. Fusaro is a 2007 graduate from Providence College.

Greg Barrato joined the Advisor as Vice President in November 2010 and has been Senior Vice President of the Advisor since August 2013 and portfolio manager of the Fund since inception. Prior to joining the Advisor, Mr. Barrato served as Head Global Equity Trader and Trader at Lucerne Capital Management, LLC from 2008 to 2010 and as Assistant Trader and Operations Manager at ReachCapital Management, LP from 2004 to 2008. Mr. Barrato is a 2002 graduate from the University of Connecticut.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

Other Service Providers

Index Provider

IndexIQ is the index provider for the Fund. IndexIQ was formed as a Delaware limited liability company on June 15, 2007 and is in the business of developing and maintaining financial indexes, including the Underlying Indexes. Presently, IndexIQ has developed and is maintaining a number of indexes in addition to the Underlying Indexes, of which twelve are currently being used by registered investment companies. IndexIQ has entered into an index licensing agreement (the “Licensing Agreement”) with the Advisor to allow the Advisor’s use of the Underlying Indexes for the operation of the Fund. The Advisor pays licensing fees to IndexIQ from the Advisor’s management fees or other resources. The Advisor has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Fund to utilize the Underlying Indexes. The Fund pays no fees to IndexIQ or the Advisor under the Sub-Licensing Agreement.

Fund Administrator, Custodian, Transfer Agent and Securities Lending Agent

The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as the Fund’s Administrator, Custodian, Transfer Agent and Securities Lending Agent. BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a Secondary Market in Shares.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the independent registered public accounting firm for the Trust.

Legal Counsel

Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022, serves as counsel to the Trust and the Fund.

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Frequent Trading

The Trust’s Board of Trustees has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares by Fund shareholders (“market timing”). In determining not to adopt market timing policies and procedures, the Board noted that the Trust’s Funds are expected to be attractive to active institutional and retail investors interested in buying and selling Fund Shares on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in the Fund’s Shares occurs on the Secondary Market. Because Secondary Market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs (the Fund may impose higher transaction fees to offset these increased costs), which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Fund’s Shares trade at or close to NAV. Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.

The Board of Trustees has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Fund. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

Distribution and Service Plan

The Board of Trustees of the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.10% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Determination of Net Asset Value (NAV)

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. Interest and investment income on a Fund’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published

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is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

In calculating NAV, the Fund’s investments are valued using market quotations when available. When market quotations are not readily available or are deemed unreliable, investments are valued using fair value pricing as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Investments that may be valued using fair value pricing include, but are not limited to: (1) securities that are not actively traded, including “restricted” securities and securities received in private placements for which there is no public market; (2) securities of an issuer that becomes bankrupt or enters into a restructuring; and (3) securities whose trading has been halted or suspended.

The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations. If the Fund invests in other open-end management investment companies registered under the 1940 Act, they may rely on the net asset values of those companies to value the shares they hold of them. Those companies may also use fair value pricing under some circumstances.

Valuing the Fund’s investments using fair value pricing results in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine the Indicative Intra-Day Value (“IIV”), which could result in the market prices for Shares deviating from NAV.

The NAV is calculated by the Administrator and Custodian and determined each Business Day as of the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. New York time).

Indicative Intra-Day Value

The approximate value of the Fund’s investments on a per-Share basis, the IIV is disseminated by the NYSE Arca every 15 seconds during hours of trading on the NYSE Arca. The IIV should not be viewed as a “real-time” update of NAV because the IIV may not be calculated in the same manner as NAV, which is computed once per day.

An independent third party calculator calculates the IIV for the Fund during hours of trading on the NYSE Arca by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares of the Fund. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owed to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Trust’s website.

The Fund provides the independent third party calculator with information to calculate the IIV, but the Fund is not involved in the actual calculation of the IIV and are not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

Dividends, Distributions and Taxes

Net Investment Income and Capital Gains

As a Fund shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to their shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund

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realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income and net capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code (the “Code”). In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

Federal Income Taxes

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that the Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of a Fund to Fund shareholders holding Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund shares, based on their particular circumstances.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Tax Treatment of the Fund

The Fund intends to qualify and elect to be treated as a separate “regulated investment company” under the Code. To qualify and maintain its tax status as a regulated investment company, the Fund must meet annually certain income and asset diversification requirements and must distribute annually at least 90% of its “investment company taxable income” (which includes dividends, interest and net short-term capital gains).

As a regulated investment company, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If the Fund fails to qualify as a regulated investment company for any year, (subject to certain curative measures allowed by the Code) the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of

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the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

The Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to make distributions necessary to avoid the 4% excise tax.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders qualify for taxation at long-term capital gain rates.

In addition, high-income individuals (and certain estates and trusts) are subject to a 3.8 percent Medicare contribution tax on net investment income, in addition to otherwise applicable federal income taxes. Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Shares.

Creation Unit Issues and Redemptions. On an issue of Shares of the Fund as part of a Creation Unit where the creation is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference

26

between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the Internal Revenue Service (the “IRS”) may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Back-Up Withholding. The Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 28% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., IRS Form W-8 in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.

Special Issues for Foreign Shareholders. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, for Fund tax years that began on or before December 31, 2013, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign shareholder furnishes the Fund with a completed applicable IRS Form W-8 (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign shareholder were to receive the related amounts directly rather than as dividends from the Fund. There can be no assurance that these rules, which have expired, will be extended.

Recently enacted legislation, will subject foreign shareholders to U.S. withholding tax of 30% on all U.S. source income (including all dividends from the Fund) beginning July 1, 2014, and gross proceeds from the sale of U.S. stocks and securities (including the sale of Fund shares) beginning in 2017, unless they comply with certainly newly-enacted reporting requirements. Complying with such requirements will require the shareholder, to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the U.S. Internal Revenue Service to provide it with certain information regarding such shareholder’s account holders. Please consult your tax advisor regarding this tax.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

For a more detailed tax discussion regarding an investment in the Fund, and for special tax treatment on the sale and distribution by certain funds, please see the section of the SAI entitled “Taxation. ”

27

Code of Ethics

The Trust, the Advisor and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes are on file with the SEC and are available to the public.

Fund Website and Disclosure of Portfolio Holdings

The Advisor maintains a website for the Fund at www.indexiq.com. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (1) the prior Business Day’s NAV; (2) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (3) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (4) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the NYSE Arca, the Fund will disclose on its website (www.indexiq.com) the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Other Information

The Fund is not sponsored, endorsed, sold or promoted by the NYSE Arca. The NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

Financial Highlights

The Fund has not yet commenced operations and, therefore, has no financial information to report as of the date of this Prospectus.

28

Privacy Policy

The following notice does not constitute part of the Prospectus, nor is it incorporated into the Prospectus.

IndexIQ ETF Trust (“the Trust”) is committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Trust may collect non-public personal information from various sources. The Trust uses such information provided by you or your representative to process transactions, to respond to inquiries from you, to deliver reports, products, and services, and to fulfill legal and regulatory requirements.

We do not disclose any non-public personal information about our customers to anyone unless permitted by law or approved by the customer. We may share this information within the Trust’s family of companies in the course of providing services and products to best meet your investing needs. We may share information with certain third parties who are not affiliated with the Trust to perform marketing services, to process or service a transaction at your request or as permitted by law. For example, sharing information with companies that maintain or service customer accounts for the Trust is essential. We may also share information with companies that perform administrative or marketing services for the Trust, including research firms. When we enter into such a relationship, we restrict the companies’ use of our customers’ information and prohibit them from sharing it or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within the Trust, we restrict access to personal information to those employees who require access to that information in order to provide products or services to our customers such as handling inquiries. Our employment policies restrict the use of customer information and require that it be held in strict confidence.

We will adhere to the policies and practices described in this notice for both current and former customers of the Trust.

29

Frequently Used Terms

Trust	IndexIQ ETF Trust, a registered open-end investment company
Fund	The investment portfolio of the Trust
Shares	Shares of the Fund offered to investors
Advisor	IndexIQ Advisors LLC
Custodian	The Bank of New York Mellon, the custodian of the Fund’s assets
Distributor	ALPS Distributors, Inc., the distributor to the Fund
AP or Authorized Participant	Certain large institutional investors such as brokers, dealers, banks or other entities that have entered into authorized participant agreements with the Distributor.
NYSE Arca	NYSE Arca, Inc., the primary market on which Shares are listed for trading
IIV	The Indicative Intra-Day Value, an appropriate per-Share value based on the Fund’s portfolio
1940 Act	Investment Company Act of 1940, as amended
NAV	Net asset value
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Secondary Market	A national securities exchange, national securities association or over-the-counter trading system where Shares may trade from time to time
Securities Act	Securities Act of 1933, as amended

30

IndexIQ ETF Trust
Mailing Address
800 Westchester Avenue, Suite S-710
Rye Brook, New York 10573
1-888-934-0777
www.indexiq.com

PROSPECTUS | [__], 2014

IndexIQ ETF Trust

FOR MORE INFORMATION

If you would like more information about the Trust, the Fund and the Shares, the following documents are available free upon request:

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports and the SAI are available free upon request by calling IndexIQ at 1-888-934-0777. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.indexiq.com.

To obtain other information and for shareholder inquiries:

By telephone:	1-888-934-0777
By mail:	IndexIQ ETF Trust c/o IndexIQ 800 Westchester Avenue, Suite S-710 Rye Brook, NY 10573
On the Internet:	SEC Edgar database: http://www.sec.gov; or www.indexiq.com

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

No person is authorized to give any information or to make any representations about the Fund and the Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

IQ® and IndexIQ® are registered service marks of IndexIQ.

The Fund’s investment company registration number is 811-22227

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission (“SEC”) is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Statement of Additional Information

Subject to Completion, dated July 3, 2014

STATEMENT OF ADDITIONAL INFORMATION

INDEXIQ ETF TRUST

800 WESTCHESTER AVENUE
SUITE S-710
RYE BROOK, NEW YORK 10573

[__], 2014

This Statement of Additional Information (this “SAI”) is not a prospectus. It should be read in conjunction with and is incorporated by reference into the prospectus dated [__], 2014 (the “Prospectus”) for the IndexIQ ETF Trust (the “Trust”), relating to the fund (each, a “Fund” and, together with the other series of the Trust, the “Funds”) set forth in the table below, as it may be revised from time to time.

IQ Private Equity Tracker ETF ([___])

A copy of the Trust’s Prospectus relating to the Fund may be obtained without charge by writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, by calling (888) 934-0777, or by visiting the Trust’s website at www.indexiq.com.

Capitalized terms used but not defined herein have the same meaning as in the Prospectus, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust.

The SAI does not constitute an offer to sell securities.

The information contained herein regarding the IQ Private Equity Index (the “Underlying Index”) and Financial Development Holdco LLC (“IndexIQ” or the “Index Provider”) was provided by the Index Provider, while the information contained herein regarding the securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources.

SHARES OF THE TRUST ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY INDEXIQ. INDEXIQ MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE TRUST OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF TRADING IN THE PRODUCT(S). INDEXIQ HAS NO OBLIGATION TO TAKE THE NEEDS OF INDEXIQ ADVISORS LLC (IN ITS CAPACITY AS LICENSEE OF THE UNDERLYING INDEX, THE “LICENSEE”) OR THE OWNERS OF THE SHARES OF THE TRUST INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. INDEXIQ IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF THE TRUST TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES OF THE TRUST ARE TO BE CONVERTED INTO CASH. INDEXIQ HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE TRUST.

INDEXIQ DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND INDEXIQ SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. INDEXIQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SHARES OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. INDEXIQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDEXIQ HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN INDEXIQ AND LICENSEE.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on July 1, 2008 and is authorized to have multiple segregated series or portfolios. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of a number of separate investment portfolios, this SAI addresses the IQ Private Equity Tracker ETF (the “Fund”). Other portfolios may be added to the Trust in the future. The shares of the Fund are referred to herein as “Fund Shares” or “Shares.” The offering of Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund is managed by IndexIQ Advisors LLC (the “Advisor”). The Advisor has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since August 9, 2007 and is wholly-owned by Financial Development Holdco LLC d/b/a IndexIQ.

The Fund offers and issues Shares at net asset value (the “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of equity securities included in the relevant Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The Fund anticipates that its Shares will trade on the NYSE Arca, Inc. (the “Exchange”). Fund Shares will trade on the Exchange at market prices that may be below, at, or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for Deposit Securities and a Cash Component. Creation Units are aggregations of 50,000 Shares of the Fund. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary for the Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading and delisting of the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further trading on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund has a distinct investment objective and policies. There can be no assurance that the Fund’s objective will be achieved. The investment objective of the Fund is to provide investment results that correspond generally to the

B-1

price and yield (before the Fund’s fees and expenses) of a particular index (the “Underlying Index”) created by IndexIQ, the Advisor’s parent company.

All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments it may hold, is provided below.

The Fund’s share prices will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Fund should not be relied upon as a complete investment program.

IndexIQ serves as the index provider to the Trust and uses a proprietary rules-based methodology (the “Index Methodology”) to construct and maintain the Underlying Index of the Fund. The Underlying Index to the Fund and the Index Methodology for the Underlying Index, including a list of the component securities of such Underlying Index, can be found on the Trust’s website at www.indexiq.com.

Investment Restrictions

The investment restrictions set forth below have been adopted by the Board of Trustees of the Trust (the “Board”) as fundamental policies that cannot be changed with respect to the Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the Shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Shares of the Fund.

For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. With respect to the Fund’s fundamental investment restriction B, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, the Fund (except as to any specific Fund otherwise noted below) may not:

A. Invest 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. government or any of its agencies or instrumentalities). Nonetheless, to the extent the Fund’s Underlying Index is concentrated in a particular industry or group of industries, the Fund’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to Underlying Index Components (as defined below) to track its Underlying Index.

B. Borrow money, except (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law, and (e) the Fund may engage in portfolio transactions, such as mortgage dollar rolls which are accounted for as financings.

C. Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

B-2

D. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

E. Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of real estate investment trusts and other companies that are engaged primarily in real estate-related businesses and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

F. Invest in commodities or currencies, except that the Fund may invest in (a) publicly traded commodity pools or (b) financial instruments (such as structured notes, swaps, futures contracts, forward contracts, and options on such contracts) (i) on commodities or currencies, (ii) that represent indices of commodity or currency prices, or (iii) that reflect the return of such indices.

G. Issue senior securities to the extent such issuance would violate applicable law.

The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single ETF, open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

INVESTMENT STRATEGIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Principal Risk Factors,” “Risks of Underlying ETPs,” and “Additional Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

General

Investment in the Fund should be made with an understanding that the value of the portfolio of securities held by the Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

The Fund is not actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Fund unless the securities of such issuer are removed from its respective Underlying Index.

An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. It is also possible that for short periods of time, the Fund may not fully replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the Secondary Market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of its portfolio securities. It is also possible that the composition of the Fund may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its portfolio securities in order to continue to qualify as a “regulated investment company” under the Internal Revenue Code of 1986 (the “Code”).

Under normal circumstances, the Fund invests at least 80% of its net assets (excluding collateral held from securities lending), plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology of such Underlying Index. Such Underlying Index Components will include primarily U.S. small-capitalization equities and may also include ETFs, other exchange-traded vehicles

B-3

issuing equity securities organized in the U.S. such as exchange-traded commodity pools (“ETVs”), and exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The Fund may also invest in futures contracts, swap agreements, forward contracts, reverse repurchase agreements, options on securities, indices and futures contracts, and other financial instruments (collectively, “Financial Instruments”). The ETPs, if any, that constitute the Fund’s investments are collectively referred to as “Underlying ETPs.”

The Underlying Index of the Fund may include both long and short positions in securities, including, without limitation, U.S. small-capitalization equities and ETPs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling (or “selling short”) is a technique used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying the identical security back at a later date to return to that third party. The basic principle of short selling is that one can profit by selling a security now at a high price and later buying it back at a lower price. The short seller hopes to profit from a decline in the price of the security between the sale and the repurchase, as the seller will pay less to buy the security than it received on selling the security.

The Underlying Index generally is based on the premise that private equity fund returns, when aggregated within similar private equity fund investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating an index that has similar exposures to the same investment strategies and asset classes, IndexIQ seeks to replicate the beta return characteristics of the collective private equity funds pursuing a strategy of U.S. public company buyouts (a “Strategy”). By attempting to replicate beta return characteristics, IndexIQ is trying to generate total return and volatility results of a broad-based private equity fund Strategy over a 12 to 36 month period of time, and not on a daily basis, that are substantially similar to the Strategy’s returns as publicly reported by third parties unaffiliated with the Fund or the Advisor.

Under normal circumstances, at least 80% of the Fund’s net assets (excluding collateral held from securities lending), plus the amount of any borrowings for investment purposes will be invested in its Underlying Index Components. The Underlying Index Components provide exposure to broad asset classes that include but are not limited to: U.S. small-capitalization equities, including those in the U.S. consumer discretionary, U.S. consumer staples, U.S. energy, U.S. financials, U.S. health care, U.S. industrials, U.S. information technology, U.S. materials, and U.S. utilities sectors; U.S. mid-capitalization equities; U.S. government fixed-income securities; and U.S. convertible debt; and U.S. floating rate bank loans.

In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor believes will help the Fund track its Underlying Index. For example, the Fund may hold the underlying portfolio constituents of one or more Underlying ETPs composing its Underlying Index, or a representative sample thereof. The Fund may also purchase ETPs that are not Underlying Index Components. Furthermore, the Fund may invest in one or more Financial Instruments. As an example of the use of such Financial Instruments, the Fund may use total return swaps on the indexes on which the Underlying ETPs are based, on the underlying securities or other constituents of such Underlying ETPs, or on the Underlying ETPs or other Underlying Index Components themselves, in order to achieve exposures to investment strategies and/or asset class exposures that are similar to those of the Underlying Index.

Long/Short Risk

The Fund seeks long exposure to certain securities and may seek short exposure to certain other securities. There is no guarantee that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

B-4

Short Sales Risk

The Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own to obtain an inverse exposure to that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) identify cash or liquid assets at such a level that such assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Tracking Error Risk

The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the composition of the Underlying Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses.

Index Risk

There is no assurance that the Strategy that comprises the Underlying Index will track private equity fund returns, which, in turn, may adversely affect the Underlying Index’s ability to meets its objectives. While the Strategy consist of multiple liquid Underlying Index Components, private equity funds may invest in a much broader range of diverse and less liquid assets. The Underlying Index may be exposed to more or less risk than private equity funds as an asset class. To the extent the Fund tracks its Underlying Index, these risks could also apply to an investment in the Fund.

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The Strategies and the Underlying Index are based entirely on mathematical analysis of historical data related to volatility and returns. To the extent that historical data turns out not to be predictive of future events, the return of the Strategy may deviate from the returns of the private equity fund indexes it is trying to replicate.

IndexIQ does not receive private equity fund holding information but rather uses the monthly returns of the private equity fund data provided by third parties as the basis for estimating the asset class exposures of private equity funds as a group. There is a risk that private equity fund return data provided by third party providers may be inaccurate or may not accurately reflect private equity fund returns due to survivorship bias, self-reporting selection bias, or other biases.

Private equity funds often adjust their investments rapidly in view of market, political, financial or other factors, whereas the composition of the Strategy and the Underlying Index is adjusted only on a monthly basis. The potential lag between private equity fund strategy changes and Strategy changes may cause the returns of the Strategy to deviate from the data received from the third party providers.

Common Stock

The Fund invests in common stock. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. The Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Lending of Portfolio Securities

The Fund may lend portfolio securities constituting up to 33 1/3% of the Fund’s total assets (as permitted by the 1940 Act). Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers, pursuant to agreements requiring the loans to be continuously secured by collateral in cash, securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, irrevocable bank letters of credit (upon consent of the Board of Trustees) or any combination thereof, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in liquid, short-term investments approved by the Investment Advisor.

Investing the collateral subjects the Fund to risks, and the Fund will be responsible for any loss that may result from its investment of the borrowed collateral. The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of a loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. The Fund will generally not have the right to vote securities during the existence of the loan, but the Advisor may call the loan to exercise the Fund’s voting or consent rights on material matters affecting the Fund’s investment in such loaned securities. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially.

Loans will be made only to firms deemed creditworthy, and when the consideration which can be earned from securities loans is deemed to justify the attendant risk. The creditworthiness of a borrower will be considered in determining whether to lend portfolio securities and will be monitored during the period of the loan. It is intended that the value of securities loaned by the Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or the Prospectus regarding investing in fixed-income securities and cash equivalents.

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Money Market Instruments

The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis rather than in Underlying Index Components, when it would be more efficient or less expensive for the Fund to do so, or as collateral for Financial Instruments, for liquidity purposes, or to earn interest. The instruments in which the Fund may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s Ratings Group, Inc., a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Advisor; (4) repurchase agreements; and (5) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures Contracts

The Fund may enter into futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

Futures contracts may be used by the Fund to replicate an Underlying Index Component’s performance. These futures contracts would reference the performance of an index on which such an Underlying Index Component is based, would reference the performance of another index that produces similar returns to those of the Underlying Index Component’s index, or would be used in combination to produce similar returns to those of the Underlying Index Component’s index. The Fund will not use futures contracts for speculative purposes.

All counterparties are subject to pre-approval by the Board. The Board’s pre-approval is based on the creditworthiness of each potential futures contract counterparty. In addition, the Advisor will monitor and manage the counterparty risk posed by the counterparties and take actions as necessary to decrease counterparty risk to the Fund by, among other things, reducing futures contract exposures to certain counterparties and/or seeking alternate or additional counterparties.

The number of counterparties may vary over time. During periods of credit market turmoil or when the aggregate futures contract notional amount needed by the Fund is relatively small given the level of the Fund’s net assets, the Fund may have only one or a few counterparties. In such circumstances, the Fund will be exposed to greater counterparty risk. Moreover, the Fund may be unable to enter into any futures contract on terms that make economic sense (e.g., they may be too costly). To the extent that the Fund is unable to enter into any futures contracts, it may not be able to meet its investment objective. If the Fund is unable to enter into futures contracts, it may engage in other types of derivative transactions, although the added costs, higher asset segregation requirements and lower correlation to Underlying Index Component performance of these other derivatives may adversely affect the Fund’s ability to meet its investment objective.

Total Return Swaps

Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, the Fund may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty.

The Fund may use total return swaps to replicate an Underlying Index Component’s performance. These total return swaps would reference the performance of an equity security, group of equity securities, or an ETF, ETN or ETV

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(each an “exchange-traded issuer”) that is an Underlying Index Component, an index on which such an exchange-traded issuer is based, or one or more of the portfolio constituents of such exchange-traded issuer.

Total return swaps are considered illiquid by the Fund. Consequently, the Fund will segregate liquid assets, which may include securities, cash or cash equivalents, to cover the Fund’s daily marked-to-market net obligations under outstanding swap agreements. This segregation of assets may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

All counterparties are subject to pre-approval by the Board. The Board’s pre-approval is based on the creditworthiness of each potential swap counterparty. In addition, the Advisor will monitor and manage the counterparty risk posed by the counterparties and take actions as necessary to decrease counterparty risk to the Fund by, among other things, reducing swap exposures to certain counterparties and/or seeking alternate or additional counterparties.

The number of counterparties may vary over time. During periods of credit market turmoil or when the aggregate swap notional amount needed by the Fund is relatively small given the level of the Fund’s net assets, the Fund may have only one or a few counterparties. In such circumstances, the Fund will be exposed to greater counterparty risk. Moreover, the Fund may be unable to enter into any total return swap on terms that make economic sense (e.g., they may be too costly). To the extent that the Fund is unable to enter into any total return swaps, it may not be able to meet its investment objective. If the Fund is unable to enter into total return swaps, it may engage in other types of derivative transactions, although the added costs, higher asset segregation requirements and lower correlation to Underlying Index Component performance of these other derivatives may adversely affect the Fund’s ability to meet its investment objective.

MANAGEMENT

Board Responsibilities. The business of the Trust is managed under the direction of the Trust’s Board of Trustees (the “Board”). The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. The day-to-day business of the Trust, including the day-to-day management of risk, is performed by the service providers of the Trust, such as the Advisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Fund. The Board’s role in risk management oversight begins before the inception of an investment portfolio, at which time the Advisor presents the Board with information concerning the investment objectives, strategies and risks of the investment portfolio. Additionally, the Advisor provides the Board with an overview of, among other things, the firm’s investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the investment portfolio’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the service providers, including the Trust’s Chief Compliance Officer and the independent registered public accounting firm of the Trust. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage risks to which the Trust’s Funds may be exposed.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Trust employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board

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receives detailed information from the Advisor. Among other things, the Board regularly considers the Advisor’s adherence to the Fund’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor and Sub-Advisors, if any. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the financial statements of the Funds, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Trust, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Advisor, Sub-Advisors, if any, and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations and other directorships for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Chairman of the Board, Adam Patti, is an interested person of the Trust as that term is defined under Section 2(a)(19) of the 1940 Act (the “Interested Trustee”) because of his affiliation with the Advisor. Two of the Trustees, Reena Aggarwal and Gene Chao, and their immediate family members have no affiliation or business connection with the Advisor or the Fund’s principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Advisor or the Fund’s principal underwriter. These Trustees are not Interested Persons of the Trust and are referred to herein as “Independent Trustees.”

There is an Audit Committee and Nominating Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meeting, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter. There is a Valuation Committee, which is comprised of the Independent Trustees and representatives of the Advisor to take action in connection with the valuation of portfolio securities held by the Fund in accordance with the Board-approved Valuation Procedures. The Trust has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Independent Trustees of the Fund constitute a majority of the Board, the assets under management of the Fund, the number of portfolios overseen by the Board and the total number of trustees on the Board.

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Independent Trustees

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years

Reena Aggarwal 1957	Trustee	Since August 2008	Robert E. McDonough Professor (2003 to present) and Professor of Finance, McDonough School of Business, Georgetown University (2000 to present); Co-Chair of Board, Social Innovations and Public Service Fund, Georgetown University (2012 to present); and Director, Brightwood Capital Advisors, L.P. (2013 to present).	12	FBR & Co. (2011 to present) FBR Funds (2006 to 2011)

Gene Chao 1970	Trustee	Since August 2008	Managing Director, Global Infrastructure Services, Computer Services Corp. (2013 to present); Vice President – Infrastructure Services, Capgemini (2012 to present); Vice President, Global Industries & Solutions, Juniper Networks (2011 to 2012); Vice President & GM, Global Network, Hewlett-Packard (2010 to 2011); and Vice President, Strategic Services, Dimension Data, Americas (2007 to 2010).	12	None

Interested Trustee

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years

Adam S. Patti 1970(4)	Chairman and Trustee President and Principal Executive Officer	Since November 2008 Since July 2008	Chairman, Trustee, President and Principal Executive, IndexIQ Trust (2008 to present); Chief Executive Officer, the Advisor (2007 to present); and Chief Executive Officer, IndexIQ (2006 to present).	12	None

Officers of the Trust

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Gregory D. Bassuk 1972	Secretary	Since July 2008	Chief Compliance Officer, the Advisor (2008 to present); Secretary, IndexIQ Trust (2008 to present); Chairman and Trustee, IndexIQ ETF Trust (July 2008 to November 2008); Chairman and Trustee, IndexIQ Trust (February 2008 to November 2008); Chief Operating Officer, the Advisor (2007 to present); and Chief Operating Officer, IndexIQ (2006 to present).

David Fogel 1971	Treasurer, Principal Financial Officer and Chief Compliance Officer	Since October 2008	Executive Vice President, IndexIQ Trust (2011 to present); Treasurer, Principal Financial Officer and Chief Compliance Officer, IndexIQ Trust (2008 to present); and President (2013 to present) and Executive Vice President (2006 to 2013), IndexIQ.

	Executive Vice President	Since June 2011

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(1)	The address of each Trustee or officer is c/o IndexIQ, 800 Westchester Avenue, Suite S-710, Rye Brook, New York 10573.

(2)	Trustees and Officers serve until their successors are duly elected and qualified.

(3)	The Fund is part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s Funds and the one fund of the IndexIQ Trust advised by the Advisor.

(4)	Mr. Patti is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

The Board of the Trust met four times during the fiscal year ended April 30, 2014.

Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (vi) act as a liaison between the Trust’s independent auditors and the full Board. The Board of the Trust has adopted a written charter for the Audit Committee. All of the Independent Trustees serve on the Trust’s Audit Committee. During the fiscal year ended April 30, 2014, the Audit Committee met two times.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its Advisor or distributor (as defined by the 1940 Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Nominating Committee. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the IndexIQ ETF Trust Nominating Committee. During the fiscal year ended April 30, 2014, the Nominating Committee met once.

Valuation Committee. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust’s Valuation Procedures. Ms. Aggarwal and Messrs. Chao, Fogel and Patti serve on the Valuation Committee, which meets on an ad hoc basis. During the fiscal year ended April 30, 2014, the Valuation Committee did not meet.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has

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concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Patti should serve as trustee of the Funds because of the experience he has gained as Chief Executive Officer of the Advisor and Chief Executive Officer of IndexIQ, his knowledge of and experience in the financial services industry, and the experience he has gained serving as chairman and trustee of the Funds since 2008.

The Trust has concluded that Ms. Aggarwal should serve as trustee of the Funds and as the audit committee financial expert because of the experience she has gained as a professor of finance and deputy dean at Georgetown University’s McDonough School of Business, her service as trustee for another mutual fund family, the experience she has gained serving as trustee of the Funds since 2008 and her general expertise with respect to financial matters and accounting principles.

The Trust has concluded that Mr. Chao should serve as trustee of the Funds because of the experience he has gained working in a business capacity for several public companies, and the experience he has gained serving as trustee of the Funds since 2008.

Trustee Ownership of Fund Shares

The Fund is newly formed and did not have any Shares outstanding as of the date of this SAI. Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2013.

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)

Reena Aggarwal	None

Gene Chao	None

Adam S. Patti	None

(1)	“Family of Investment Companies” consists of all mutual funds and ETFs advised by the Advisor and its affiliate advisors.

Board Compensation

For each in-person quarterly Board Meeting, each Independent Trustee receives $2,500. For each additional in-person meeting, each Independent Trustee receives $1,500 and for any phone meeting, each Independent Trustee receives $1,000. As Audit Committee chair, Ms. Aggarwal receives an annual stipend of $5,000.

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In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings. The following table sets forth certain information with respect to the compensation of each Trustee for the fiscal year ended April 30, 2014:

Name and Position	Aggregate Compensation From The Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees(1)

Reena Aggarwal, Trustee	$15,500	N/A	N/A	$26,000
Gene Chao, Trustee	$5,500	N/A	N/A	$11,000
Adam S. Patti, Trustee & Chairman	None	None	None	None

(1)	“Fund Complex” consists of all mutual funds and ETFs advised by the Advisor and its affiliate advisors.

Code of Ethics

The Trust, its Advisor and principal underwriter have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix A to this Statement of Additional Information. The Board will periodically review the Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31 of each year. The Fund’s Form N-PX will be available at no charge upon request by calling 1-888-934-0777. It will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. The Fund is newly formed and did not have any Shares outstanding as of the date of this SAI.

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management.”

Advisor

IndexIQ Advisors LLC, the Advisor, serves as investment advisor to the Fund and has overall responsibility for the general management and administration of the Trust, pursuant to the Investment Advisory Agreement between the Trust and the Advisor (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor, subject to the supervision of the Board, provides an investment program for the Fund and is responsible for the retention of sub-advisors to manage the investment of the Fund’s assets in conformity with the stated investment policies of the Fund if the Advisor does not provide these services directly. The Advisor is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each of the Fund. The Advisor also arranges for the provision of distribution, transfer agency, custody, administration and all other services necessary for the Fund to operate.

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The Advisory Agreement will continue in effect with respect to the Fund from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Advisor or by the Advisor on 60 days’ written notice to the Trust.

Pursuant to the Advisory Agreement the Advisor is entitled to receive a fee, payable monthly, at the annual rate of [___]% for the Fund based on a percentage of the Fund’s average daily net assets. In consideration of the fees paid with respect to the Fund, the Advisor has agreed to pay all expenses of the Trust, except brokerage other transaction expenses; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and the Trust’s chief compliance officer; extraordinary expenses; distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor hereunder.

In addition to providing advisory services, under the Advisory Agreement, the Advisor also: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

Portfolio Manager

The Advisor acts as portfolio manager for the Fund. The Advisor will supervise and manage the investment portfolios of the Fund and will direct the purchase and sale of the Fund’s investment securities. The Advisor utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolios are Paul (Teddy) Fusaro and Greg Barrato.

Teddy Fusaro has been Senior Vice President of the Advisor since he joined the Advisor in August 2013 and portfolio manager of the Fund since its inception. Prior to joining the Advisor, Mr. Fusaro served as Vice President, Trader and Portfolio Manager at Rafferty Asset Management LLC from 2009 to 2013 and as Analyst at Goldman Sachs & Co. from 2007 to 2009. Mr. Fusaro is a 2007 graduate from Providence College.

Greg Barrato joined the Advisor as Vice President in November 2010 and has been Senior Vice President of the Advisor since August 2013 and portfolio manager of the Fund since its inception. Prior to joining the Advisor, Mr. Barrato served as Head Global Equity Trader and Trader at Lucerne Capital Management, LLC from 2008 to 2010 and as Assistant Trader and Operations Manager at ReachCapital Management, LP from 2004 to 2008. Mr. Barrato is a 2002 graduate from the University of Connecticut.

Advisory Fees

     The Fund is newly formed and has not paid any advisory fees as of the date of this SAI.

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Other Accounts Managed

The following tables provide additional information about other portfolios or accounts managed by the Fund’s portfolio managers as of March 31, 2014.

Total number of other accounts managed by the portfolio managers within each category below and the total assets in the accounts managed within each category below.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Paul (Teddy) Fusaro	12	1,219	0	0	23	23
Greg Barrato	12	1,219	0	0	23	23

Material Conflicts Of Interest

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio managers’ bonus and there is no formula that is applied to weight the factors listed (see “Compensation”). In addition, current trading practices do not allow the Advisor to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio’s rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close.

Compensation for Portfolio Manager

The Advisor compensates its portfolio management personnel through a combination of cash remuneration and equity grants. The cash portion consists of market-based base salary and a year-end discretionary bonus. Base salary is determined by the employee’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The discretionary cash

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component is driven by both individual performance and the performance of the firm overall, as measured by assets under management, revenues, and profitability. The equity component also varies by the experience level of the employee, as well as the timing of when they joined the firm relative to the firm’s stage in its lifecycle. The amount of equity may increase over time based on employee performance and other variables.

Ownership of Securities

The Fund was not in operation prior to the date of this SAI. Thus, the portfolio managers do not own Shares of the Fund.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, Transfer Agent and Securities Lending Agent

The Bank of New York Mellon (“BNY Mellon”) serves as Fund’s administrator, custodian, transfer agent and securities lending agent. BNY Mellon’s principal address is One Wall Street, New York, New York 10286. Under the Fund Administration and Accounting Agreement with the Trust, BNY Mellon provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and the Fund. BNY Mellon is responsible for maintaining the books and records and calculating the daily net asset value of the Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services. BNY Mellon also provides persons satisfactory to the Board to serve as officers of the Trust.

Under the Custody Agreement with the Trust, BNY Mellon maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. BNY Mellon is required, upon order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for the Fund. Under the Custody Agreement, BNY Mellon is also authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States.

Pursuant to a Transfer Agency Services Agreement with the Trust, BNY Mellon acts as transfer agent to the Fund, dividend disbursing agent and shareholder servicing agent to the Fund.

The Advisor compensates BNY Mellon for the foregoing services out of the Advisor’s unified management fee. The Fund is newly formed and has not paid any fees for the services set forth above as of the date of this SAI.

BNY Mellon also serves as the Trust’s securities lending agent pursuant to a Securities Lending Authorization Agreement. As compensation for providing securities lending services, BNY Mellon receives a portion of the income earned by the Fund on collateral investments in connection with the lending program.

Index Provider

IndexIQ is the index provider for the Fund. IndexIQ was formed as a Delaware limited liability company on June 15, 2007 and is in the business of developing and maintaining financial indexes, including the Underlying Index. Presently, IndexIQ has developed and is maintaining a number of indexes in addition to the Underlying Index. IndexIQ has entered into an index licensing agreement (the “Licensing Agreement”) with the Advisor to allow the Advisor’s use of the Underlying Index for the operation of the Fund. The Advisor pays licensing fees to IndexIQ from the Advisor’s management fees or other resources. The Advisor has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Fund to utilize the Underlying Index. The Fund pays no fees to IndexIQ or the Advisor under the Sub-Licensing Agreement.

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Distributor

ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Board of Trustees of the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.10% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”), 5 Times Square, New York, New York 10036-6530, serves as independent registered public accounting firm to the Trust. EY performs the annual audit of the financial statements of the Fund, prepares the Fund’s federal, state and excise tax returns, and advises the Fund on matters of accounting and federal and state income taxation. EY will audit the annual financial statements of the Fund once each year.

Legal Counsel

Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022, serves as legal counsel to the Trust and the Fund.

CERTAIN CONFLICTS OF INTEREST

IndexIQ and the Advisor have established policies, procedures, systems and infrastructure to address any potential conflicts of interest that may arise because of IndexIQ, the Advisor’s parent entity, serving as index provider for the Fund.

IndexIQ maintains policies and procedures designed to limit or prohibit communication between the employees of IndexIQ with ultimate responsibility for the Underlying Index (the “Index Group”) and the employees of the Advisor with respect to issues related to the maintenance, calculation and reconstitution of the Underlying Index (the “Policies and Procedures”). Furthermore, IndexIQ has retained an unaffiliated third party to calculate each Underlying Index (the “Calculation Agent”).

Changes to the constituents of the Underlying Index made by IndexIQ or the Calculation Agent will be disclosed by IndexIQ and published on its website at www.indexiq.com. Any such IndexIQ announcements or website disclosures to the public will be made in such a manner that none of the IndexIQ employees outside of the Index Group, the Advisor or the Fund, is notified of actions prior to the general investing public.

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IndexIQ, as index provider, has adopted Policies and Procedures prohibiting its employees from disclosing or using any non-public information acquired through his or her employment, except as appropriate in connection with the rendering of services to the administration of the Underlying Index. Also, IndexIQ has adopted Policies and Procedures that prohibit and are designed to prevent anyone, including the members of the Index Group, from disseminating or using non-public information about pending changes to Underlying Index constituents or Index Methodology. These policies specifically prohibit anyone, including the members of the Index Group, from sharing any non-public information about an Underlying Index with any personnel of the Advisor responsible for management of the related Fund or any affiliated person. The Advisor also has adopted policies that prohibit personnel responsible for the management of the Fund from sharing any non-public information about the management of the Fund with any personnel of the Index Group, especially those persons responsible for creating, monitoring, calculating, maintaining or disseminating its Underlying Index.

In addition, IndexIQ has retained an unaffiliated third-party Calculation Agent to calculate and maintain the Underlying Index on a daily basis. The Calculation Agent will be instructed to not communicate any non-public information about the Underlying Index to anyone, and expressly not to the personnel of the Advisor responsible for the management of the Fund.

The Index Group personnel responsible for creating and monitoring the Underlying Index, the personnel of the Calculation Agent responsible for calculating and maintaining the Underlying Index, and the portfolio managers responsible for day-to-day portfolio management of the Fund are employees of separate legal organizations and the Calculation Agent personnel are located in physically separate offices from the Index Group personnel and portfolio managers. The Calculation Agent is not, and will not be, affiliated with IndexIQ or the Advisor.

Members of the Index Group will not have access to paper or electronic files used by the Advisor or any sub-advisor in connection with their portfolio management activities. The Advisor will have access to neither the computer systems used by the Calculation Agent nor the computer systems used by the Index Group to monitor, calculate and rebalance the Underlying Index. The Advisor has also adopted Policies and Procedures and a Code of Ethics which require, among other things, any personnel responsible for the management of the Fund and any investment account to (i) pre-clear all non-exempt personal securities transactions with a designated senior employee of the Advisor, and (ii) require reporting of securities transactions to such designated employee in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, which may be affiliates of the Advisor, and the negotiation of brokerage commissions. The Fund may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act of 1934, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in Nasdaq or over-the-counter securities and securities listed on an exchange) and agency Nasdaq or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Fund will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities transactions are traded on an exchange, the Fund’s policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

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The Advisor does not consider sales of Shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

As permitted by Section 28(e) of the 1934 Act, the Advisor may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Advisor makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Advisor’s overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of the Fund’s commission dollars to pay for brokerage and research services provided to the Advisor is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Advisor’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Advisor with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Advisor is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Advisor from its own funds, and not by portfolio commissions paid by the Fund.

Research products and services provided to the Advisor by broker-dealers that effect securities transactions for the Fund may be used by the Advisor in servicing all of its accounts. Accordingly, not all of these services may be used by the Advisor in connection with the Fund. Some of these products and services are also available to the Advisor for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Advisor for services provided to the Fund. The Advisor’s expenses would likely increase if the Advisor had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisor acts as investment advisor or sub-investment advisor), the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

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DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees and agents of the Fund, including the Advisor. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As ETFs, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Fund, regulations of the Fund’s Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day. This information is used in connection with the Creation and Redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (the “NSCC”) and/or third party service providers.

The Fund will disclose on its website (www.indexiq.com) at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its net asset value (the “NAV”) on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge.

Daily access to the Fund’s portfolio holdings is permitted to personnel of the Advisor, the Distributor and the Fund’s administrator, custodian and accountant and other agents or service providers of the trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund Chief Compliance Officer may authorize disclosure of portfolio holdings.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Trust’s Board reviews the implementation of the Policy on a periodic basis.

INDICATIVE INTRA-DAY VALUE

The approximate value of the Fund’s investments on a per-Share basis, the Indicative Intra-Day Value or IIV, is disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by an independent third party calculator and may not be calculated in the exact same manner as NAV, which is computed daily.

The Exchange calculates the IIV during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

Although the Fund provides the independent third party calculator with information to calculate the IIV, the Fund is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

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ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on July 1, 2008, and has authorized capital of an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders. Shareholders holding two-thirds of Shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional funds, only Shares of that fund may be entitled to vote on a matter affecting that particular fund. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Fund.

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a Trust’s shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

DTC will act as securities depositary for the Shares. The Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments (from over 100 countries). DTC was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic computerized book-entry transfers and pledges in accounts of DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, the NSCC and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. More specifically, DTCC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the NYSE Alternext US (formerly known as the American Stock Exchange LLC) (the “Alternext”) and FINRA.

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Access to DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and bylaws and requirements of law. Beneficial ownership of Shares will be limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of Shares will not be entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders of the Shares. Accordingly, each Beneficial Owner must rely on the procedures of DTC, DTC Participants and any Indirect Participants through which such Beneficial Owner holds its interests in order to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners will be effected as follows. DTC will make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. Beneficial Owners may wish to take certain steps to augment the transmission to them of notices of significant events with respect to Shares by providing their names and addresses to the DTC registrar and request that copies of notices be provided directly to them.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Trustees.

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DTC rules applicable to DTC Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis on any Business Day (as defined below) through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange is open for trading (a “Business Day”). The Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash

The consideration for purchase of Creation Units of the Fund generally consists of the Deposit Securities for each Creation Unit constituting a substantial replication, or representation, of the securities included in the relevant Fund’s portfolio as selected by the Advisor (“Fund Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum investment amount for a Creation Unit of the Fund.

The Cash Component serves to compensate the Trust or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit) and the “Deposit Amount,” an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component.

The Custodian through the NSCC (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Procedures for Creation of Creation Units”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Advisor, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash – i.e., a “cash in lieu” amount – to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason.

In addition to the list of names and number of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

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Procedures for Creation of Creation Units

All orders to create Creation Units must be placed with the Distributor either (1) through Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, by a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process; or (2) outside the Clearing Process by a DTC Participant (see the section of this SAI entitled “Additional Information Concerning Shares—Book Entry Only System”). In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (a “Participant Agreement”); such parties are collectively referred to as “APs” or “Authorized Participants.” Investors should contact the Distributor for the names of Authorized Participants. All Fund Shares, whether created through or outside the Clearing Process, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor will process orders to purchase Creation Units received by U.S. mail, telephone, facsimile and other electronic means of communication by the closing time of the regular trading session on the Exchange (the “Closing Time”) (normally 4:00 p.m. New York time), as long as they are in proper form. Mail is received periodically throughout the day. An order sent by U.S. mail will be opened and time stamped when it is received. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders must be received by the Distributor no later than 3:00 p.m. New York time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections of this SAI entitled “Creation and Redemption of Creation Units—Creation—Placement of Creation Orders Using Clearing Process” and “Creation and Redemption of Creation Units—Creation—Placement of Creation Orders Outside Clearing Process.”

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Using the Clearing Process” and “Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Outside the Clearing Process.”

Placement of Creation Orders Through the Clearing Process

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party

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agrees to deliver the Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date (the “DTC Cut-Off-Time”).

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled “Purchase and Sale of Creation Units—Creation—Creation Transaction Fee.”

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (1) the Cash Component plus (2) 125% of the then-current market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time and funds in the appropriate amount are deposited with the Custodian by 11:00 a.m. New York time the following Business Day. If the order is not placed in proper form by Closing Time or funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending receipt of the undelivered Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 125% of the daily marked-to-market value of the undelivered Deposit Securities. To the extent that undelivered Deposit Securities are not received by 1:00 p.m. New York time on the third Business Day following the day on which the purchase order is deemed received by the Distributor, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the undelivered Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit

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Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the undelivered Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. See the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Creation Transaction Fee.” The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if: (1) the order is not in proper form; (2) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (3) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (4) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (6) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (7) there exist circumstances outside the control of the Trust, the Custodian, the Distributor and the Advisor that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Transaction Fee

Investors will be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) of $500 for each creation order. An additional variable fee of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (1) creations effected outside the Clearing Process and (2) cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The maximum transaction fee will be $500 for each creation order.

Redemption

The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Fund, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as

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described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities – as announced on the Business Day the request for redemption is received in proper form – plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Redemption—Redemption Transaction Fee”).

The right of redemption may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

Placement of Redemption Orders Through the Clearing Process

Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Distributor after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Fund Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. New York Time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Distributor receives an order for redemption outside the Clearing Process, the Distributor will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered and the Cash Redemption Amount, if any, by the third Business Day following the Transmittal Date.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Distributor. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either (1) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (2) the redemption order is not submitted in proper form, then the redemption order will not

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be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. New York time the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem Fund Shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Redemption Transaction Fee

Investors will be required to pay to the Custodian a fixed transaction fee (the “Redemption Transaction Fee”) of $500 for each redemption order. An additional variable fee of up to four times the fixed transaction fee (expressed as a percentage value of the Fund Securities) may be imposed for (1) redemptions effected outside the Clearing Process and (2) cash redemptions (to offset the Trust’s brokerage and other transaction costs associate with the sale of Fund Securities). The maximum transaction fee will be $500 for each redemption order. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

Cash Creations and Redemptions

The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares, although it has no current intention of doing so. In each instance of such cash creations and redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations and redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving

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solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that the prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value (NAV).”

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing the Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security the Fund must use such security’s fair value as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures which are approved by the Board of Trustees.

The value of the Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, the Fund may fair value foreign equity portfolio securities each day the Fund calculates its NAV. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect the Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

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DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to improve its Underlying Index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying Portfolio Securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying Portfolio Securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. It is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Fund Shares. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that the Fund shareholder holds Fund Shares as capital assets within the meaning of the Code, and does not hold Fund Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund Shares to Fund shareholders holding Fund Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares based on their particular circumstances.

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The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Tax Treatment of the Fund

In General. The Fund intends to qualify and elect to be treated as a separate RIC under the Code. To qualify and maintain its tax status as a RIC, the Fund must meet annually certain income and asset diversification requirements and must distribute annually at least ninety percent of its “investment company taxable income” (which includes dividends, interest and net short-term capital gains). As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling Portfolio Securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

The Fund will be subject to a four percent excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year. The Fund intends to make distributions necessary to avoid the 4% excise tax.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions from a non-qualifying Fund’s earnings and profits will be taxable to the Fund’s shareholders as regular dividends, possibly eligible for (i) in the case of an individual Fund shareholder, treatment as a qualifying dividend (as discussed below) subject to tax at preferential capital gains rates or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction.

PFIC Investments. The Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (a “PFIC”) for federal income tax purposes. As a result, the Fund may be subject to increased federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on “excess distributions” made on or gain from a sale (or other disposition) of the PFIC shares even if the Fund distributes the excess distributions to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, the Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

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With a “mark-to-market” or “qualified election fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Any such income would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Futures Contracts. The Fund may be required to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts. In addition, the Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund. Any income from futures contracts would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. The Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income (other than, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the

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shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Fund Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders qualify for taxation at long-term capital gain rates.

To the extent that the Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Investors considering buying Fund Shares just prior to a distribution should be aware that, although the price of the Fund Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

REIT/REMIC Investments. The Fund may invest in Real Estate Investment Trusts (“REITs”) owning residual interests in real estate mortgage investment conduits (“REMICs”). Income from a REIT to the extent attributable to a REMIC residual interest (known as “excess inclusion” income) is allocated to the Fund’s shareholders in proportion to the dividends received from the Fund, producing the same income tax consequences as if the Fund shareholders directly received the excess inclusion income. In general, excess inclusion income (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes “unrelated business taxable income” to certain entities (such as a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), and (iii) in the case of a foreign shareholder, does not qualify for any withholding tax reduction or exemption. In addition, if at any time during any taxable year certain types of entities own Fund Shares, the Fund will be subject to a tax equal to the product of (i) the excess inclusion income allocable to such entities and (ii) the highest U.S. federal income tax rate imposed on corporations. The Fund is also subject to information reporting with respect to any excess inclusion income.

Sales of Fund Shares. Any capital gain or loss realized upon a sale of Fund Shares generally is treated as a long-term gain or loss if the Fund Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund Shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.

Creation Unit Issues and Redemptions. On an issue of Fund Shares as part of a Creation Unit, where the creation is conducted in-kind value, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market (at issue) of the issued Fund Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Fund Shares as part of a Creation Unit where the redemption is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Fund Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Fund Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.

The Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and the Fund elects such treatment, the amount of such credit will be

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treated as an additional distribution by the Fund and, subject to various limitations of the Code, its shareholders will be entitled to claim a foreign tax credit to offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.

High-income individuals (and certain trusts and estates) are subject to a 3.8% Medicare tax on net investment income, in addition to otherwise applicable federal income taxes. Please consult your tax advisor regarding this tax.

Back-Up Withholding. The Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 28% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an applicable IRS Form W-8 in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.

Tax Shelter Reporting Regulations. If a Fund shareholder recognizes a loss with respect to Fund Shares of $2 million or more (for an individual Fund shareholder) or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the Fund shareholder may be required file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Foreign Shareholders

In general. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, for Fund tax years that began on or before December 31, 2013, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed applicable IRS Form W-8 (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund. There can be no assurance that these rules, which have expired, will be extended.

Under current law, gain on a sale of Fund Shares or an exchange of such stockholder’s Shares of the Fund will be exempt from U.S. federal income tax (including withholding at the source) unless (i) in the case of an individual foreign Fund shareholder, the Fund shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign Fund shareholder held such Shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below) and the foreign Fund shareholder actually or constructively held more than 5% of the Fund Shares of the same class. In the case of a disposition described in clause (ii) of the preceding sentence, the gain would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the source in an amount equal to 10% of the sales proceeds.

Unless treated as a “domestically-controlled” RIC, the Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock was owned by U.S. persons. This provision relating to domestically controlled regulated investment companies generally will not apply after December 31, 2013, unless extended. There can be no assurance that these rules, which have expired, will be extended.

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To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Investments in U.S. Real Property. In general, if the Fund is a “U.S. real property holding corporation,” (determined without the exception for “domestically-controlled” RICs and publicly-traded RICs) distributions by the Fund attributable to gains from “U.S. real property interests” (including gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will be treated as income effectively connected to a trade or business within the United States, subject generally to tax at the same rates applicable to domestic Fund shareholders and, in the case of the foreign corporate Fund shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower rate). Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return.

Even if the Fund is treated as a U.S. real property holding company, distributions on and sales of the Fund Shares will not be treated as income effectively connected with a U.S. trade or business in the case of a foreign Fund shareholder owning (for the applicable period) 5% or less (by class) of the Fund shares. In general, these provisions generally will not apply after December 31, 2013, provided, however, that such provisions will continue to apply thereafter in respect of distributions by a regulated investment company that is a U.S. real property holding corporation or would be so treated for this purpose to the extent such distributions are attributable to certain capital gain dividends from REITs. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described rules. There can be no assurance that these rules, which have expired, will be extended.

Foreign stockholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business will be treated as having received such distributions. All shareholders of the Fund should consult their tax advisers regarding the application of these rules.

Recently enacted legislation will subject foreign shareholders to U.S. withholding tax of 30% on all U.S. source income (including all dividends from the Fund) beginning July 1, 2014, and gross proceeds from the sale of U.S. stocks and securities (including the sale of Fund shares) beginning in 2017, unless they comply with certainly newly-enacted reporting requirements. Complying with such requirements will require the shareholder, to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the U.S. Internal Revenue Service to provide it with certain information regarding such shareholder’s account holders. Please consult your tax advisor regarding this tax.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve their objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

Shareholder inquiries may be made by writing to the Trust, c/o IndexIQ Advisors LLC, 800 Westchester Avenue, Suite S-710, Rye Brook, New York 10573.

FINANCIAL STATEMENTS

No financial information is provided for the Fund because it has not commenced operations as of the date of this filing.

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APPENDIX A

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Advisor exercises its proxy voting rights with regard to the holdings in the Fund’s investment portfolio with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors (collectively, the “Management”) to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

The Advisor seeks to avoid material conflicts of interest through its use of a third-party proxy services vendor (the “Proxy Vendor”), which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. The Advisor engages a third party as an independent fiduciary to vote all proxies for the Fund.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the Voting Guidelines will be referred to the Portfolio Oversight Committee for discussion and vote. Additionally, the Portfolio Oversight Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the Advisor weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

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PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Declaration of Trust (“Trust Instrument”) of IndexIQ ETF Trust (“Registrant”).(1)

(b) By-Laws of Registrant.(1)

(c) Articles III, V, and VI of the Trust Instrument, Exhibit 23(a) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)(1)

(d) Form of Advisory Agreement between the Registrant and IndexIQ Advisors LLC (“Investment Advisor”), as adviser for the Registrant and each of its investment portfolios (the “Funds”).(1)

(e)(1) Distribution Agreement between ALPS Distributors, Inc. (“Distributor”) and the Registrant.(1)

(e)(2) Form of Authorized Participation Agreement.(2)

(f) Not applicable.

(g) Custody Agreement between the Registrant and The Bank of New York Mellon.(1)

(h)(1) Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon.(1)

(h)(2) Transfer Agency Agreement between the Registrant and The Bank of New York Mellon.(1)

(h)(3) Form of Sub-License Agreement among the Registrant, the Investment Advisor and Financial Development Holdco LLC (“IndexIQ”).(1)

(h)(4) Securities Lending Agreement between IndexIQ ETF Trust and The Bank of New York Mellon.(3)

(i) Opinion and Consent of Katten Muchin Rosenman LLP regarding the legality of securities registered with respect to the Registrant, to be filed by amendment.

(j) Consent of Katten Muchin Rosenman LLP (included in Exhibit 23(i) hereto), to be filed by amendment.

(k) Not applicable.

(l) Not applicable.

(m) Plan of Distribution Pursuant to Rule 12b-1.(5)

(n) Not applicable.

(o) Reserved.

(p)(1) Code of Ethics for the Registrant.(1)

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(p)(2) Code of Ethics for the Investment Advisor.(1)

(p)(3) Code of Ethics for the Distributor.(1)

(q) Powers of Attorney executed by Reena Aggarwal, Gene Chao and Adam S. Patti.(1)

(1) previously filed as part of Pre-Effective Amendment No. 1 to the Registration Statement, filed February 4, 2009.

(2) previously filed as part of Post-Effective Amendment No. 19 to the Registration Statement filed August 29, 2011.

(3) previously filed as part of Post-Effective Amendment No. 21 to the Registration Statement filed August 27, 2012.

(4) previously filed as part of Pre-Effective Amendment No. 1 to the Registration Statement, filed February 4, 2009, and Post-Effective Amendments Nos. 9, 11 and 25, filed on October 23, 2009, January 27, 2010, and April 23, 2013, respectively.

(5) previously filed as part of Post-Effective Amendment No. 17 to the Registration Statement, filed on June 29, 2011.

Item 29. Persons Controlled by or Under Common Control with Registrant.

Not Applicable.

Item 30. Indemnification

     Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant’s Trust Instrument contains the following provisions:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3. Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection (b) below:

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(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Investment Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates. The Investment Advisor’s and Distributor’s personnel may serve as trustees and officers of the Trust. The Investment Advisory Agreement with the Fund provides that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor or from reckless disregard by the Investment Advisor of its obligations or duties under the Agreement. Under the Distribution Agreement, the Registrant will indemnify ALPS Distributors, Inc. against certain liabilities.

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     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

     Trustees and officers liability policies purchased by the Registrant insure the Registrant and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and Other Connections of Investment Advisor.

The description of the Investment Advisor is found under the caption “Service Providers—Investment Advisor” in the Prospectus and under the caption “Management Services—Investment Advisor” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Investment Advisor provides investment advisory services to other persons or entities other than the Registrant.

Item 32. Principal Underwriters.

(a)  The Distributor of the Fund(s) acts as the distributor for the following investment companies: ALPS Series Trust, Arbitrage Funds, AQR Funds Trust, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, BPV Family of Funds, Broadview Funds Trust, Brown Capital Management Mutual Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, The Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds, Centre Funds, DBX ETF TRUST, EGA Global Shares Trust, EGA Frontier Diversified Core Fund, Financial Investors Trust, Firsthand Funds, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stonebridge Funds Trust, Centaur Mutual Funds Trust, Transparent Value Trust, db-X Exchange-Traded Funds Inc., Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds Trust, Westcore Trust, Whitebox Mutual Funds, Williams Capital Management Trust, Wilmington Funds, Northern Lights Fund Trust, Reality Shares ETF Trust, Griffin Institutional Access Real Estate Fund and WisdomTree Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Thomas A. Carter	President, Director	None
Jeremy O. May	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
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Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Randall D. Young	Senior Vice President, Assistant Secretary, General Counsel	None
Gregg Wm. Givens	Vice President, Treasurer and Assistant Secretary	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
JoEllen Legg	Vice President, Assistant General Counsel	None
David T. Buhler	Vice President, Senior Associate Counsel	None
Rhonda A. Mills	Vice President, Associate Counsel	None
Jennifer T. Welsh	Vice President, Associate Counsel	None
Randall D. Young	Secretary	None
Gregg Wm. Givens	Assistant Treasurer	None

*The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

*This list does not serve as an admission that the Trust considers all of these persons listed to be officers of investment companies having the same Investment Advisor or Distributor or having an Investment Advisor or Distributor that directly or indirectly controls, is controlled by or is under common control with the Investment Advisor or Distributor.

Item 33. Location of Accounts and Records.

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

IndexIQ Advisors LLC
800 Westchester Avenue, Suite S-710
Rye Brook, NY 10573

The Bank of New York Mellon
One Wall Street
New York, NY 10286

BNY Mellon Investment Servicing (US) Inc.
201 Washington Street, 34th Floor
Boston, MA 02108

ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, CO 80202

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

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SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye Brook, and State of New York on this 3rd day of July, 2014.

INDEXIQ ETF TRUST

By:	/s/ Adam S. Patti

Adam S. Patti
President

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

*	Trustee	July 3, 2014
Reena Aggarwal

*	Trustee	July 3, 2014
Gene Chao

Chairman, Trustee, President
/s/ Adam S. Patti	and Principal Executive	July 3, 2014
Adam S. Patti	Officer

	Chief Compliance Officer,	July 3, 2014
/s/ David L. Fogel	Treasurer and Principal
David L. Fogel	Financial Officer

*By:	/s/ Gregory D. Bassuk
Gregory D. Bassuk,
Attorney-in-fact